Exhibit 10.1

Agreement

Second Amendment Agreement - Facility Agreement

Ur-Energy USA Inc. Ur-Energy Inc. Pathfinder Mines Corporation RMB Australia Holdings Limited RMB Resources, a division of FirstRand Bank Limited (London Branch)

Contents

Table of contents

1	Definitions and interpretation		4
	1.1	Definitions	4
	1.2	Interpretation	4
	1.3	Interpretation of inclusive expressions	4
	1.4	Incorporated definitions	4
	1.5	Agreement components	5

2	Amendment		5
	2.1	Amendment to Facility Agreement	5
	2.2	Amendments not to affect validity, rights, obligations	5
	2.3	Confirmation	5
	2.4	Guarantor acknowledgments	5

3	Representations and Warranties		5

4	General		6
	4.1	Governing law and jurisdiction	6
	4.2	Further action	6
	4.3	Costs and expenses	6
	4.4	Stamp duty	6
	4.5	Counterparts	6
	4.6	Attorneys	6

	Schedule 1

	Amendments to Facility Agreement		7

	Signing page		9

Herbert Smith Freehills owns the copyright in this document and using it without permission is strictly prohibited.

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Second Amendment Agreement - Facility Agreement

Date ►	2015

Between the parties

Borrower	Ur-Energy USA Inc. a corporation incorporated under the laws of Colorado of 10758 West Centennial Road, Suite 200, Littleton, Colorado, 80127 (Borrower)

Parent	Ur-Energy Inc. a company continued under the Canada Business Corporations Act having company number 437428-2 of 10758 West Centennial Road, Suite 200, Littleton, Colorado, 80127 (Parent)

Pathfinder	Pathfinder Mines Corporation a corporation incorporated under the laws of Delaware, United States of America of 10758 West Centennial Road, Suite 200, Littleton, Colorado, 80127 (Pathfinder)

Financier

RMB Australia Holdings Limited

a company existing under the laws of Australia having registration number ACN 003 201 214 of Level 13, 60 Castlereagh Street, Sydney, New South Wales 2000, Australia

(Financier)

Agent	RMB Resources, a division of FirstRand Bank Limited (London Branch) registered in England & Wales (Branch Registration No. BR10027) of 2-6 Austin Friars, London EC2N2HD (Agent)

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Background	1 The parties are party to the Facility Agreement 2 The parties wish to amend the Facility Agreement in the manner set out in this agreement.

The parties agree:	as set out in the operative part of this agreement, in consideration of, among other things, the mutual promises contained in this agreement.

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1	Definitions and interpretation

1.1	Definitions

The meanings of the terms used in this document are set out below.

Term	Meaning

Amended Facility Agreement	the Facility Agreement as amended in accordance with clause 2.

Effective Date	the date of this agreement.

Facility Agreement

the facility agreement dated 24 June 2013 between certain parties to this agreement, as amended by:

1   the agreement entitled ‘Amendment and Restatement Agreement – Facility Agreement’ dated 27 August 2013 between certain parties to this agreement;

2   the agreement entitled ‘Amendment Agreement – Facility Agreement’ dated 19 December 2013 between certain parties to this agreement; and

3   the agreement entitled ‘Second Amendment and Restatement Agreement – Facility Agreement’ dated on or around 15 March 2015 between the parties to this agreement.

1.2	Interpretation

(a)	This agreement is supplemental to the Facility Agreement.

(b)	The principles of interpretation contained in clause 1.2 of the Facility Agreement apply, with any necessary changes, to this agreement.

1.3	Interpretation of inclusive expressions

Specifying anything in this agreement after the words ‘includes’ or ‘for example’ or similar expressions does not limit what else is included unless there is express wording to the contrary.

1.4	Incorporated definitions

A word or phrase, other than one defined in clause 1.1, defined in the Amended Facility Agreement has the same meaning when used in this agreement.

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1.5	Agreement components

This agreement includes any schedule.

2	Amendment

2.1	Amendment to Facility Agreement

On and with effect from the Effective Date, the Facility Agreement is amended as set out in Schedule 1.

2.2	Amendments not to affect validity, rights, obligations

(a)	The amendments to the Facility Agreement in clause 2.1 do not affect the validity or enforceability of the Facility Agreement, Amended Facility Agreement or any other Transaction Document.

(b)	Except as expressly set out in this agreement, nothing in this agreement:

(1)	prejudices or adversely affects any right, power, authority, discretion or remedy; or

(2)	discharges, releases or otherwise affects any liability or obligation arising under the Facility Agreement, Amended Facility Agreement or any other Transaction Document before the Effective Date.

2.3	Confirmation

(a)	On and with effect from the Effective Date, each party is bound by the Amended Facility Agreement.

(b)	Each party acknowledges and agrees that this agreement is a ‘Transaction Document’ as defined in, and for all purposes under, the Amended Facility Agreement.

2.4	Guarantor acknowledgments

Each Guarantor confirms that its obligations under its Guarantee in the Facility Agreement continue to apply despite the amendments contemplated or effected by this agreement.

3	Representations and Warranties

Each Transaction Party affirms and repeats each of the representations and warranties given by it in clause 8 of the Amended Facility Agreement as if it were made at the date of execution of this agreement with respect to the facts and circumstances then subsisting.

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4	General

4.1	Governing law and jurisdiction

(a)	This agreement is governed by the laws of the State of Colorado and the laws of the United States of America which are applicable in the State of Colorado.

(b)	Each party irrevocably submits to the non-exclusive jurisdiction of the courts of the State or Federal courts of the State of Colorado.

4.2	Further action

Each party must do all things and execute all further documents necessary to give full effect to this agreement.

4.3	Costs and expenses

The Borrower must pay all reasonable costs and expenses of the Finance Parties in relation to the negotiation, preparation, execution, delivery, stamping and completion of this agreement.

4.4	Stamp duty

The Borrower must pay any stamp duty or similar Tax which is payable in connection with the execution or performance of this agreement.

4.5	Counterparts

(a)	This agreement may be executed in any number of counterparts.

(b)	All counterparts, taken together, constitute one instrument.

(c)	A party may execute this agreement by signing any counterpart.

4.6	Attorneys

Each of the attorneys executing this agreement states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

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Schedule 1

Amendments to Facility Agreement

(a)	Clause 1.1 is amended by inserting the definition of ‘Tranche 2 Facility Repayment Amount’ below the definition of ‘Tranche 2 Facility Principal Outstanding’:

Tranche 2 Facility Repayment Amount	each of the amounts set out in column 2 of the table located in clause 5.3(a) of this agreement.

(b)	The definition of ‘Final Repayment Date’ and ‘Tranche 2 Facility Repayment Date’ in clause 1.1 are deleted and replaced with the following:

Final Repayment Date	31 December 2016.
Tranche 2 Facility Repayment Date	each of the dates set out in column 1 of the table located in clause 5.3(a) of this agreement.

(c)	The content of clause 5.3 is deleted and replaced with the following:

5.3   Repayment – Tranche 2 Facility

(a)	The Borrower must repay the Tranche 2 Facility Principal Outstanding by paying, on each Tranche 2 Facility Repayment Date, the Tranche 2 Facility Repayment Amount in accordance with the following table:

Repayment Date	Repayment Amount	Tranche 2 Facility Principal Outstanding

31 March 2016	US $265,625	US $3,234,375

30 June 2016	US $1,078,125	US $2,156,250

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Repayment Date	Repayment Amount	Tranche 2 Facility Principal Outstanding

30 September 2016	US $1,078,125	US $1,078,125

31 December 2016	US $1,078,125	0

(b)	The Tranche 2 Facility Commitment and the Trance 2 Facility Principal Outstanding under the Tranche 2 Facility is reduced on each Tranche 2 Facility Repayment Date by the amount paid in accordance with clause 5.3(a).

(d)	The Notice Details for the Agent in Schedule 1 are deleted and replaced with the following:

Address:	Level 15, 60 Castlereagh Street, Sydney, New South Wales, 2000, Australia

Attention:	Arnold Vogel

Facsimile:	+61 2 9256 6291

Email:	arnold.vogel@rmbresources.com.au

(e)	The ‘Address’ section in the Notice Details for the Financier in Schedule 1 is deleted and replaced with the following:

Address:	Level 15, 60 Castlereagh Street, Sydney, New South Wales 2000, Australia

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Executed as an agreement	Signing page

Borrower

Signed for Ur-Energy USA Inc. by its authorized signatory

sign here ►	/s/ Roger L. Smith
Authorized Signatory

print name	Roger L. Smith, President

Parent

Signed for Ur-Energy Inc. by its authorized signatory

sign here ►	/s/ Roger L. Smith
Authorized Signatory

print name	Roger L. Smith, CFO/CAO

Pathfinder

Signed for Pathfinder Mines Corporation by its authorized signatory

sign here ►	/s/ John W. Cash

print name	John W. Cash, President

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Agent

Signed for RMB Resources, a division of FirstRand Bank Limited (London Branch) by its authorized signatory

sign here ►	/s/ Stephen Peters
Authorized Signatory

print name	Stephen Peters

sign here ►	/s/ Marcus Dews
Authorized Signatory

print name	Marcus Dews

Financier

Signed for RMB Australia Holdings Limited by

sign here ►	/s/ Gregory Gay
Director/Secretary

print name	Gregory Gay

sign here ►	/s/ Arnold Vogel
Director

print name	Arnold Vogel

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